COVER PAGE


      The capitalized terms in this Lease shall have the meanings ascribed to them below, and each reference to such term in the Lease shall incorporate such meaning therein as if fully set forth therein.

TERMS:

LESSOR: ASC NORTH FULTON ASSOCIATES JOINT VENTURE, a Georgia joint venture, comprised of New England Mutual Life Insurance Company, a Massachusetts corporation, and Anderson & Senkbeil/Hembree Joint Venture, a Georgia joint venture, as its sole joint venture partners with its principal office located at P.O. Box 720462, Atlanta, Georgia 30358-2462

LESSEE: MICROSOUTH, INC., a corporation duly organized and existing under the laws of the State of Georgia.

PREMISES:
                  (a)   Suite: J

                  (b)   Rentable Area: 10,447 square feet

                  (c)   See Floor Plan attached hereto as Exhibit "A"

BUILDING:         645 Hembree Parkway
                  Suite J
                  Roswell, GA

COMMENCEMENT DATE:            May 1, 1992

TERMINATION DATE:             April 30, 1995

FIRST LEASE YEAR BASE RENT (PER YEAR):           $41,788.00

BASE YEAR:                    1992

BASE YEAR TAXES:              1992

BASE YEAR INSURANCE:          1992

SECURITY DEPOSIT:             $3,482.33

AGENT:                        The Stanfield York Co.
                              Doug Stanfield

                                      LEASE

      THIS LEASE, made on the date of last execution and acceptance hereof by Lessor or Lessee, as the case may be, by and between Lessor and Lessee:

                                   WITNESSETH:

      1. Premises. Lessor does hereby rent and lease to Lessee, and Lessee does hereby rent and hire from Lessor, that certain space containing approximately 10,447 rentable square feet, as shown on the floor plan attached hereto as Exhibit "A", which is made a part hereof by this reference (said space being herein referred to as the "Premises"). The Premises are located in Lessor's building (herein referred to as the "Building") known as 645 Hembree Parkway, Suite J, Roswell, Georgia. No easement for light or air is included in the Premises.

      2. Lease Term. (a) The term of this Lease shall be for a period of three
(3) years, commencing on May 1, 1992 (herein referred to as the "Commencement Date"), and ending on April 30, 1995 at midnight (herein referred to as the "Termination Date"). All references to the "term of this Lease" refer to the term of the Lease as it is renewed, extended or sooner terminated.

      (b) If Lessor is unable to give possession of the Premises to Lessee on the Commencement Date because (i) the Premises are not sufficiently completed to render the Premises ready for occupancy, or (ii) a tenant or occupant remains in possession of the Premises, or (iii) for any other reason, then Lessor shall not be liable for such failure, and no such failure shall affect the validity of this Lease; provided, however, Lessee shall not be required to pay rent for any period during which Lessor is prevented from giving possession of the Premises to Lessee.

      (c) Upon delivery of possession of the Premises to Lessee, Lessee agrees to execute and deliver to Lessor a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "C."

      3. Base Rent. (a) Lessee shall pay to Lessor at Lessor's office, or such other place as Lessor shall from time to time designate in writing, an annual Base Rent of $41,788.00 in equal monthly installments of $3,482.33 to be paid without notice, demand, deduction, or set-off, on the first (1st) day of each month in advance.

      (b) As used herein, the term "Lease Year" shall mean each term of twelve
(12) consecutive calendar months commencing on the Commencement Date or on the first (1st) day of the first (1st) calendar month following the Commencement Date, if the Commencement Date does not fall on the first (1st) day of a calendar month; provided, however, that the first (1st) Lease Year shall include the partial month, if any, caused by the Commencement Date's falling on other than the first (1st) day of a calendar month.

      (c) Rental payments not received by Lessor within five (5) calendar days of the due date thereof shall be subject to a late charge due and payable by Lessee to Lessor on the sixth (6th) calendar day after the due date thereof in an amount equal to five (5%) percent of such past due rental.

      (d) As used in this Lease, the term "rent" or "rental" shall include all amounts payable pursuant to this Paragraph 3 and all other additional charges or sums payable to Lessor hereunder.


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

      (e) Lessee shall pay the first (1st) month's Base Rent on the date of Lessee's execution of this Lease.

      4. Additional Rent. In addition to the Base Rent, Lessee shall pay to Lessor, as additional rent, the amounts described in subparagraphs 4(a), 4(b) and 4(c) below:

      (a) (i) Commencing January 1 following 1992 (the "Base "Year) or on the Commencement Date, whichever is later, and continuing thereafter during each year of the term of this Lease, in the event Lessor determines that Lessor's cost of "taxes and assessments," as hereinafter defined, will increase above an amount equal to the greater of (A) the actual cost for taxes and assessments for the Base Year or (B) $0.45 per square foot contained in the Building, then Lessee shall, in equal monthly installments with the Base Rent, pay to Lessor as additional rent the pro rata amount of such anticipated increase attributable to the Premises. The term "taxes and assessments" shall include every type of tax, charge or impost now or hereafter assessed against the Building or the Land, including, but not limited to, ad valorem taxes, special assessments and governmental charges, excepting only income taxes imposed upon Lessor; the term "taxes and assessments" shall include any tax levied or imposed upon or assessed against the rent reserved hereunder or income arising herefrom to the extent the same is in lieu of or a substitute for any of the taxes and assessments hereinabove described; and such term shall also include any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Lessor in contesting any taxes or the assessed valuation of all or any part of the Building or the Land. Provided, however, that the taxes and assessments for any particular year shall not include increases in taxes and assessments for previous years, even though such increases are assessed or are payable in such particular year.

            (ii) Prior to January 1 of each calendar year (except the Base Year) during the term of this Lease, Lessor shall estimate the increase for that calendar year in taxes and assessments and shall deliver to Lessee a statement of Lessee's share of such increase. Lessee shall deliver the prorated, monthly amount of such increase (for the period prior to receipt of such statement) to Lessor with the next regular payment of Base Rent. Promptly following receipt of the actual tax bills, Lessor shall notify Lessee of the actual increase and any adjustment necessary shall be made to the additional rental payments next coming due under this subparagraph 4(a).

            (iii) Lessee shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed during the term of this Lease, upon all improvements installed by Lessee in the Premises, Lessee's other leasehold improvements, equipment, furniture, fixtures and any other personal property located on the Premises. In the event any or all of said improvements, Lessee's other leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the Building or the Land, Lessee shall pay to Lessor its share of such taxes within ten (10) calendar days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes attributable to the above property.

      (b) (i) Commencing January 1 following 1992 (the "Base Year") or on the Commencement Date, whichever is later, and continuing thereafter during each year of the term of this Lease, in the event Lessor determines that Lessor's cost of "insurance," as hereinafter defined, will increase above an amount equal to the greater of (A) the actual cost for insurance for the Base Year, or (B) $0.03 per square foot contained in the Building, then Lessee shall, in equal monthly installments with the Base Rent, pay to Lessor as additional rent the pro rata amount of such anticipated increase attributable to the Premises. The term "insurance" shall include all fire and extended casualty insurance on the Building and all liability coverage on the common areas of the Building, and the grounds, sidewalks, driveways and parking areas on the Land, together with such other insurance protection, including, but not limited to, business interruption insurance, as are from time to time obtained by Lessor.

            (ii) Prior to January 1 of each calendar year (except the "Base Year") during the term of this Lease, Lessor shall estimate the increase for that calendar year in insurance and shall deliver to Lessee a statement of Lessee's share of such increase. Lessee shall deliver the prorated, monthly amount of such increase (for the period prior to receipt of such statement) to Lessor with the next regular payment of Base Rent. Promptly following receipt of the actual bills for the insurance, Lessor shall notify Lessee of the actual increase and any adjustment necessary shall be made to additional rental payments next coming due under this subparagraph 4(b).

      (c) (i) The pro rata amount of all common area electrical, grounds maintenance charges, security services and other common area charges and expenses for the Building and the Land (the "CAM Charges"), shall be paid by Lessee to Lessor, as additional rent, as provided in subparagraph (c)(ii) below. The term "grounds maintenance" shall include, without limitation, all landscaping, planting, lawn and grounds care, all improvements to the grounds and other common areas adjacent to the Premises and the Building and to all sidewalks, driveways, loading areas and parking areas. The CAM Charges shall not include items of a capital nature.

            (ii) Prior to January 1 of each calendar year Lessor shall deliver to Lessee an estimate of the total CAM Charges for that calendar year and the amount thereof attributable to the Premises. Lessee shall thereafter, during that calendar year, pay to Lessor one-twelfth (1/12) of the amount set forth in said statement at the same time its monthly installments of Base Rent hereunder are due and payable. In the event the January installment of Base Rent is already due and payable or has been paid at the time said statement is delivered to Lessee, Lessee shall, within ten (10) days following receipt of said statement, deliver to Lessor one-twelfth (1/12) of the amount set forth on said statement in payment thereof. At such time as Lessor is able to determine the actual CAM Charges for each calendar year, Lessor shall deliver to Lessee a statement thereof and, in the event the estimated CAM Charges differ from the actual CAM Charges, any adjustment necessary shall be made to additional rental payments next coming due under this subparagraph 4(c).

      (d) Lessor's failure to deliver a statement to Lessee prior to January 1 of each year with the estimated additional rent payments due under subparagraphs
(a), (b) and (c) above shall not preclude Lessor from later collecting the past due amounts shown thereon, all of which shall be paid by Lessee within ten (10) days following receipt of such statement.

      5. Security Deposit. Lessee has concurrently with its execution of this Lease deposited with Lessor the Security Deposit as security for the full performance of every provision of this Lease by Lessee. Lessor may apply all or any part of the Security Deposit to cure any default by Lessee hereunder and Lessee shall promptly restore to the Security Deposit all amounts so applied upon invoice therefor. If Lessee shall fully perform each provision of this Lease, any portion of the Security Deposit which has not been appropriated by Lessor in accordance with the provisions hereof shall be returned to Lessee, without interest, within thirty (30) days after the expiration of the term of this Lease. If Lessor or its managing agent is a licensed real estate broker or salesman under the laws of the State of Georgia, Lessor or such managing agent shall have the right (if required by law) to deposit the Security Deposit in an interest-bearing trust or escrow account. All interest earned on such deposits shall be paid to Lessor or such managing agent, as directed by Lessor, to defray the cost of maintaining and administering such account.

      6. Utilities. Lessee shall promptly pay all charges for utilities and other services furnished to the Premises by Lessor or the applicable utility company, including, but not limited to, gas, water, electricity, fuel, light and heat, and Lessee shall promptly pay all charges for garbage collection services and for all other sanitary services rendered to the Premises or used by Lessee in connection herewith. In the event any utilities furnished to the Premises are not separately metered, Lessee shall pay to Lessor, as additional rental, Lessee's pro rata share of the utilities used by Lessee, within ten (10) calendar days following receipt of a statement showing the amount due. Lessee's prorated amount shall be determined on the basis of the size of the Premises, unless Lessor determines that Lessee's use of the Premises justifies a disproportionate allocation of utility costs to Lessee.

      7. Use. The Premises shall be used for general office sales, distribution and no other purposes. The Premises shall not be used for any illegal purposes; nor in violation of any regulation of any governmental body; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or on the Building. Lessee agrees to use the Premises for the purposes herein leased until the expiration of the term of this Lease.

      8. Repairs by Lessor. (a) Lessee accepts the Premises in their present condition and as suited for the uses intended by Lessee, subject only to Lessor's agreement to complete the Lessor's Work described in Exhibit "A". Except as otherwise expressly provided in this Lease, Lessor shall not be required to make any repairs or improvements to the Premises except repairs to the foundation, exterior walls or roof of the Building as necessary for safety and tenantability; Lessor's duties shall also include repairs to underground utility and sewer pipes outside the exterior walls of the Building, or under or within the floor of the Premises, unless made necessary by the negligence or misuse of Lessee, its employees or agents.

      (b) Lessor shall be responsible for the maintenance of those areas around the Building, including parking areas, planted areas and landscaping areas which are from time to time designated by Lessor and open for the joint use by tenants of the Building or the public.

      9. Repairs by Lessee. Lessee shall repair, maintain, replace as necessary and keep in good, clean and safe repair all portions of the Premises and all equipment, fixtures and systems therein which are not specifically set forth as the responsibility of Lessor in Paragraph 8 of this Lease. Lessee's repairs and replacements shall include without limitation all electrical, plumbing, heating and air conditioning systems, parts, components and fixtures within or relating to the Premises; in connection therewith, Lessee shall maintain in force at all times a maintenance contract for the heating, ventilation and air conditioning equipment acceptable in form and content to Lessor and with a service organization acceptable to Lessor. Lessee shall also promptly repair or replace all partitions and all glass and plate glass within the Premises immediately when cracked or broken. Lessor gives to Lessee exclusive control of the Premises and shall be under no obligation to inspect the Premises. Lessee shall at once report in writing to Lessor any defective conditions known to Lessee which Lessor is required to repair, and failure to promptly report such defects shall make Lessee liable to Lessor for any liability incurred by Lessor by reason of such defects, and Lessee indemnifies and holds harmless Lessor from and against all loss, cost and damage (including reasonable attorney's fees) arising from or related to Lessee's failure to so report such defective conditions.

      10. Lessor's Finish Work. Lessor agrees that it will finish out the Premises as depicted and described on Exhibit "A" attached hereto and by this reference made a part hereof (the "Plans and Specifications"), which were submitted, reviewed and approved by Lessor and Lessee prior to the execution hereof. In the event that Lessee shall desire, or Lessor shall find it necessary to make, any modifications or changes to the Plans and Specifications, the party desiring or requiring said changes shall give the other party written notice thereof. No change to the Plans and Specifications shall be effective unless and until it has been approved in writing by Lessor and Lessee. The Plans and Specifications, as amended, shall thereafter, for all purposes, be considered the "Plans and Specifications" hereunder. Notwithstanding the foregoing, Lessee acknowledges that in the course of construction, certain changes, deviations or omissions may be required by governmental authorities or job conditions and Lessee agrees to such changes, deviations or omissions, provided that such changes, deviations or omissions do not materially alter the value or appearance of the Premises or materially reduce the quality of materials used in the construction thereof. Lessee understands and agrees that any plans, renderings or drawings or similar documents which purport to depict any of the improvements which comprise the Premises are merely an approximation of, and may not necessarily reflect, actual, as-built conditions. Lessee agrees to such modifications, provided that any such modifications to the Plans and Specifications do not materially affect the value or appearance of the Premises.

      Notwithstanding the provisions of Paragraph 9 above, upon completion of Lessor's work required under this Paragraph 10, Lessor shall guarantee, for the one-year period following Lessee's acceptance of the Premises, the materials and workmanship for such work. Upon the expiration of the one-year guarantee period, Lessor shall, upon Lessee's request, during the period of Lessee's possession of the Premises, permit Lessee to jointly exercise with Lessor the rights and benefits occurring under the warranties, guaranties and service agreements, if any, covering those portions of the Premises for which Lessee is responsible under Paragraph 9 hereof.

      11. Right of Entry. Lessor shall have the right, but not the obligation, and upon reasonable notice, to enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants; to inspect the Premises to see that Lessee is complying with all Lessee's obligations hereunder; and to make repairs required of Lessor under the terms of this Lease or repairs or modifications to any adjoining space.

      12. Lessor's Right to Act for Lessee. If Lessee fails to pay any additional rent or make any other payment (except Base Rent) or take any other action when and as required under this Lease, Lessor may, without demand upon Lessee and without waiving or releasing Lessee from any duty, obligation or liability under this Lease, pay any such additional rent, make any such other payment or take any such other action required of Lessee. The actions which Lessor may take shall include, but are not limited to, the performance of maintenance or repairs and the making of replacements to the Premises, the payment of insurance premiums which Lessee is required to pay under this Lease and the payment of taxes and assessments which Lessee is required to pay under this Lease. Lessor may pay all incidental costs and expenses incurred in exercising its rights hereunder, including, without limitation, reasonable attorneys' fees and expenses, penalties, re-instatement fees, late charges and interest. All amounts paid by Lessor pursuant to this Paragraph, and all costs and expenses incurred by Lessor in exercising Lessor's rights under this Paragraph, shall bear interest at the lesser of (i) eighteen percent (18%) per annum or (ii) the highest rate permitted under applicable law (the "Default Rate of Interest"), from the date of payment by Lessor and shall be payable by Lessee to Lessor upon demand.

      13. Default. (a) Each of the following events shall constitute an "Event of Default" by Lessee under this Lease:

                  (i) if Lessee shall fail to pay when due any rent or other payment to be made by Lessee hereunder and shall not cure such failure within ten (10) days after the due date (as to the scheduled monthly rental payments) or within ten (10) days after written notice thereof from Lessor (as to nonscheduled payments), as the case may be; or

                  (ii) if Lessee shall violate or breach, or shall fail fully and completely to observe, keep, satisfy, perform and comply with, any agreement, term, covenant, condition, requirement, restriction or provision of this Lease (other than the payment of rent or any other payment to be made by Lessee), and shall not cure such failure within thirty (30) days after Lessor gives Lessee written notice thereof; or

                  (iii) if the Premises are deserted or abandoned; or

                  (iv) if Lessee's interest in the Premises is levied upon and Lessee fails to have such levy cured, lifted or vacated within thirty (30) days thereafter; or

                  (v) if any petition is filed by or against Lessee under any Section or Chapter of the Federal Bankruptcy Code, and in the case of a petition filed against Lessee, such petition is not dismissed within sixty (60) days of such filing; or if Lessee becomes insolvent or transfers property in fraud of creditors; or if Lessee makes an assignment for the benefit of creditors; or if a receiver is appointed for any of Lessee's assets.

            For the purposes of the Events of Default specified in clause (v) above, the word "Lessee" shall include, without limitation: (i) any party comprising Lessee, should more than one person or entity execute this Lease as Lessee, or any general partner or joint venturer of Lessee or any such party; and (ii) any person or entity now or hereafter liable, whether primarily, secondarily or contingently, for the performance of the duties and obligations of Lessee under this Lease, including without limitation any principal, maker, endorser, guarantor or surety.

      (b) Upon the occurrence of any Event of Default, Lessor may pursue any one or more of the following remedies, in addition to any other remedies provided under this Lease, at law or in equity, separately or concurrently or in any combination, without any notice (except as specifically provided herein) or demand whatsoever and without prejudice to any other remedy which it may have for possession of the Premises or for arrearages in rent or other amounts payable to Lessee:

            (i) Lessor may terminate this Lease by giving Lessee written notice of termination, in which event Lessee shall immediately quit and vacate the Premises and deliver and surrender possession of the Premises to Lessor, and this Lease shall be terminated at the time designated by Lessor in its notice of termination to Lessee; provided, however, that no termination of this Lease prior to the normal expiration hereof shall affect Lessor's right to collect rent for the period prior to termination; or

            (ii) With or without terminating this Lease, Lessor may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying the Premises, by force if necessary, without being liable for prosecution or any claim for damages; or

            (iii) Lessor may re-let the Premises or any part thereof, on such terms and conditions as Lessor may deem satisfactory, and receive the rent for any such re-letting, in which event Lessee shall pay to Lessor on demand any deficiency that may arise by reason of such re-letting; provided, further, that Lessee shall pay over to Lessor on demand any and all reasonable costs and expenses incurred in renovating or altering the Premises to make it suitable for re-letting; or

            (iv) Lessor may declare immediately due and payable the present value (using a discount rate of eight percent (8%) per annum) of all rent and other sums due or to become due under this Lease immediately due and payable; provided, however, that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the term of this Lease. Upon making such payment, Lessee shall be entitled to receive from Lessor all rents actually received by Lessor from other assignees, tenants and subtenants on account of the Premises during the term of this Lease, provided that the monies to which Lessee shall so become entitled shall in no event exceed the entire amount actually paid by Lessee to Lessor pursuant to this subparagraph (iv), less all costs, expenses and attorneys' fees of Lessor incurred in connection with the reletting of the Premises.

      (c) Lessor's pursuit of any one or more of the remedies provided in this Lease shall not constitute an election of remedies excluding the election of another remedy or other remedies, or a forfeiture or waiver of any rent or other amounts payable under this Lease by Lessee or of any damages or other sums accruing to Lessor by reason of Lessee's violation of any provision of this Lease. No action taken by or on behalf of Lessor shall be construed to mean acceptance of a surrender of this lease. No failure of Lessor to pursue or exercise any of Lessor's powers, rights or remedies or to insist upon strict and exact compliance by Lessee with any provision of this Lease, and no custom or practice at variance with the terms of this Lease, shall constitute a waiver by Lessor of the right to demand strict and exact compliance with the terms and conditions of this Lease.

      14. Rights Cumulative. All rights, remedies, powers and privileges conferred under this Lease on Lessor shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law.

      15. Liens. Lessee hereby indemnifies Lessor against, and shall keep the Premises, the Building and the Land free from liens for any work performed, material furnished or obligations incurred by Lessee. Should any liens or claims be filed against the Premises, the Building or the Land by reason of Lessee's acts or omissions, Lessee shall cause same to be discharged by bond or otherwise within ten (10) days after filing. If Lessee fails to cause any such lien or claim to be discharged within the required time, Lessor may cause same to be discharged and may make any payment that Lessor, in its sole judgment, considers necessary, desirable or proper in order to do so. All amounts paid by Lessor shall bear interest at the Default Rate of Interest from the date of payment by Lessor and shall be payable by Lessee to Lessor upon demand.

      16. Lessee's Property; Improvements to the Premises. (a) If Lessee shall not remove all Lessee's effects from the Premises at any expiration or other termination of this Lease, Lessor shall have the right, at Lessor's election, to remove all or part of said effects in any manner that Lessor shall choose and store the same without liability to Lessee for loss thereof, and Lessee shall be liable to Lessor for all expenses incurred in such removal and also for the cost of storage of said effects.

      (b) Lessee shall not make, any alterations, additions or improvements to the Premises, exterior or interior, without the prior written consent of Lessor, except for unattached movable fixtures which may be installed without drilling, cutting or otherwise defacing the Premises. If any such alterations, additions or improvements are made, then, at the expiration of the term of this Lease, Lessee agrees to restore the Premises to the condition prior to making same, at Lessee's sole cost and expense, reasonable wear and tear excepted, provided that if Lessor does not require removal, then all such alterations, additions or improvements shall become the sole property of Lessor. Lessee may not use or penetrate the roof of the Premises for any purpose whatsoever without Lessor's prior written consent. All construction work done by Lessee in the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in such manner as will cause a minimum of interference with other construction in progress and with the transaction of business in the Building. Lessee covenants and agrees that all contractors, subcontractors and other persons or entities performing work for Lessee at the Premises will carry liability insurance in amounts acceptable to Lessor.

      17. Subletting and Assignment. (a) Lessee shall not, directly or indirectly, without the prior written consent of Lessor, endorsed hereon, sell, assign, hypothecate or otherwise transfer this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Lessee. Consent to any assignment or sublease shall not be deemed a waiver of the right of Lessor to approve any further assignment or subletting. Notwithstanding any permitted assignment or subletting, Lessee shall remain liable for the full and complete performance, satisfaction and compliance with each and every agreement, term, covenant, condition, requirement, provision and restriction of this Lease, as principal and not as surety or guarantor, and as if no such assignment or subletting had been made.

      (b) In the event that during the term of this Lease Lessee desires to sublease the Premises or assign this Lease Lessee shall give written notice thereof to Lessor, which notice shall contain (i) the name of the proposed subtenant or assignee; (ii) the terms of any sublease; and (iii) such other information as Lessor shall reasonably request; whereupon Lessor shall consider such proposed subtenant or assignee and notify Lessee with reasonable promptness as to Lessor's choice, at Lessor's sole discretion, of the following: (x) that Lessor consents to a subleasing of the Premises or assignment of this Lease to such proposed subtenant or assignee; or (y) that upon such proposed subtenant's or assignee's entering into a mutually satisfactory new lease of the Premises with Lessor, then Lessee shall be released from all further obligations and liabilities under this Lease (excepting only any unpaid rentals or any unperformed covenants then past due or unperformed under this Lease); or (z) that Lessor declines to consent to such sublease or assignment due to insufficient or unsatisfactory documentation furnished to Lessor to establish the proposed subtenant's or assignee's financial strength and proposed use of and operations upon the Premises.

      (c) In the event that Lessee sublets the Premises or any part thereof, or sells, assigns or transfers this lease and at any time receives rent and/or other consideration which exceeds that which Lessee would at that time be obligated to pay to Lessor, Lessee shall pay to Lessor 100% of the gross excess in such rent as such rent is received by Lessee and 100% of any other consideration received by Lessee from such subtenant in connection with such sublease or, in the case of an assignment of this Lease by Lessee, Lessor shall receive 100% of any consideration paid to Lessee by such assignee in connection with such assignment. In addition, should

Lessor agree to an assignment or sublease agreement, Lessee will pay to Lessor on demand a sum equal to all of Lessor's costs, including reasonable attorneys' fees, incurred in connection with such assignment or transfer.

      18. Damage or Destruction. If the Premises or any portion thereof are destroyed by storm, fire, lightning, earthquake or other casualty, Lessee shall immediately notify Lessor. In the event the Premises cannot, in Lessor's judgment, be restored within one hundred eighty (180) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Lessee hereunder shall be accounted for as between Lessor and Lessee as of that date. Lessor shall notify Lessee within thirty (30) days of the date of the damage or destruction whether the Premises can be restored within one hundred eighty (180) days. If this Lease is not terminated as provided in this Paragraph, Lessor shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Lessor (with the excess proceeds belonging to Lessor), within a reasonable time, repair, restore, rebuild, reconstruct or replace the damaged or destroyed portion of the Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Lessor shall only be required to repair, restore, rebuild, reconstruct and replace the Lessor's Work shown on Exhibit "A," and Lessee shall, at its sole cost and expense, upon completion of the Lessor's Work, repair, restore, rebuild, reconstruct and replace, as required, any and all improvements installed in the Premises by Lessee and all trade fixtures, personal property, inventory, signs and other contents in the Premises, and all other repairs not specifically required of Lessor hereunder, in a manner and to at least the condition existing prior to the damage. Lessee's obligation to pay Base Rent shall abate until Lessor has repaired, restored, rebuilt, reconstructed or replaced the Premises, as required herein, in proportion to the part of the Premises which are unusable by Lessee. If the damage or destruction is due to the act, neglect, fault or omission of Lessee, there shall be no rent abatement. Notwithstanding the foregoing, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Lessor, in its sole discretion, may, without regard to the aforesaid 180-day period, terminate this Lease by written notice to Lessee.

      19. Condemnation. (a) In the event of a taking of all or any material part of the Premises (so that the untaken portion is unsuitable for the continued feasible and economic operation of the Premises by Lessee for substantially the same purposes as immediately prior to such taking), then this Lease shall automatically terminate and all rent and other sums payable by Lessee hereunder shall be apportioned and paid through and including the date of such taking.

      (b) Lessor shall be entitled to all awards, damages, compensation or proceeds payable by reason of any taking, and Lessee shall not be entitled to any portion thereof, and shall have no claim for, and hereby transfers, assigns, conveys and sets over unto Lessor all of its right, title and interest, if any, in or to any award, damages, compensation or proceeds payable by reason of any taking; and, without limiting the generality of the foregoing, Lessee shall have no claim, against Lessor or the condemning authority, or otherwise, for any award, damages, compensation or proceeds for (i) the value of any unexpired term of this Lease, or (ii) the value of any fixtures or improvements installed by Lessee in the Premises. Nothing herein shall be construed, however, to preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Lessee; provided, however, that Lessee shall make no claim which shall diminish or adversely affect any award claimed or received by Lessor.

      20. Indemnity. Lessee shall, at all times, except to the extent of the negligence of Lessor, its agents and employees, indemnify and hold harmless Lessor and Lessor's officers, employees and agents from, against and in respect of, all liabilities, damages, losses, costs, expenses (including all reasonable attorneys' fees), causes of action, suits, claims, demands and judgments of any nature whatsoever arising, in whole or in part, out of, by reason of or in connection with: (i) injury to or the death of persons or damage to property caused by Lessee (A) on the Premises, or (B) in any manner arising out of, by reason of or in connection with, the use, nonuse or occupancy of the Premises by Lessee, or (C) resulting from the condition of the Premises, if caused by Lessee; (ii) the violation or breach of, or the failure of Lessee to fully and completely keep, observe, satisfy, perform and comply with, any agreement, term, covenant, condition, requirement, provision or restriction of this lease; or (iii) the violation by Lessee of any law affecting the Premises or the use or occupancy thereof. Lessee, on behalf of itself and all persons and entities claiming through Lessee, waives all claims against Lessor for damage to any property or injury to, or death of, any person in, upon, or about the Premises, the Building or the Land arising at any time and from any cause (including without limitation fire, explosion, water, rain, flood, or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place), except to the extent caused by the negligence or willful misconduct of Lessor, its agents, employees, representatives, or contractors.

      21. Insurance. (a) Lessee shall maintain in force at all times comprehensive general public liability insurance in an amount of not less than $2,000,000.00 combined single limit coverage for bodily injury, death and property damage. Such insurance shall include contractually assumed liability; and such insurance shall be primary and not in excess of or contributory with other insurance carried by other persons. Said policy shall name both Lessor and Lessee as insureds and shall contain a provision requiring the insurer to give Lessor at least fifteen (15) calendar days' prior written notice before any termination or expiration of said policy or any reason. Prior to the commencement of this Lease and prior to the expiration of each term of such policy Lessee shall deliver to Lessor the original of such policy or a proper certificate from the insurer.

      (b) Lessee hereby agrees to insure any improvements installed by Lessee in the Premises and its merchandise, trade fixtures, personal property, furnishings, supplies, inventory, signs and all other contents of the Premises against fire, with all risk coverage, for the full replacement value thereof. Lessor shall have no responsibility whatsoever for any damage, theft or other casualty to or involving the same.

      (c) Each policy of insurance obtained by Lessee hereunder or otherwise with respect to the Premises shall contain a waiver of subrogation clause reasonably acceptable to Lessor.

      (d) Lessor shall insure the Building against damage with casualty insurance not less than the replacement value of the Building and with such deductibles as Lessor reasonably deems appropriate and with comprehensive general public liability insurance in such amounts and with such deductibles as Lessor reasonably deems appropriate.

      22. Signage. Lessee shall not install any signs visible from outside the Premises except with the prior written consent of Lessor. Any permitted signs shall be maintained in compliance with applicable governmental rules and regulations governing such signs, and Lessee shall be responsible to Lessor for any damage caused by the installation, use or maintenance of said signs. Lessee agrees, upon removal of said signs, to repair all damage incident thereto.

      23. Attorneys' Fees. In the event that either party is required to enforce the provisions of this Lease, such party, if it prevails, shall be entitled to receive from the other party all costs and expenses incurred at trial and on appeal in connection with such enforcement, including but not limited to reasonable attorneys' fees.

      24. Parties. "Lessor" as used in this Lease shall include Lessor's assigns and successors in title to the Premises. "Lessee" shall include Lessee and, if this Lease shall be validly assigned or the Premises validly sublet, shall include such assignee or subtenant, its successors and permitted assigns. "Lessor" and "Lessee" shall include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

      25. Landlord and Tenant Relationship. This Lease shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only an usufruct not subject to levy and sale.

      26. Holding Over. If Lessee remains in possession of the Premises after expiration of the term of this Lease, with Lessor's acquiescence and without any distinct agreement of parties, Lessee shall be a tenant at will at a rental rate equal to 150% of the rate in effect at the end of this Lease; there shall be no renewal of this Lease by operation of law.

      27. Sale by Lessor. In the event of any sale, conveyance, transfer or assignment by Lessor of its interest in and to the Premises, all obligations under this Lease of the party selling, conveying, transferring, assigning or otherwise disposing shall cease and terminate and Lessee releases said party from same and Lessee shall thereafter look only and solely to the party to whom or which the Premises were sold, conveyed, transferred, assigned or otherwise disposed of for performance of all of Lessor's duties and obligation under this Lease.

      28. Surrender of the Premises. At the termination of this Lease, Lessee shall surrender the Premises and keys thereof to Lessor in at least as good a condition as at commencement of the term of this Lease, natural wear and tear and casualty only excepted.

      29. Notices. Lessee hereby appoints as Lessee's agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required or permitted under this Lease, the person in charge of or occupying the Premises at that time; and if no person is in charge of or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. All notices to Lessor shall be delivered by hand or sent by certified mail, return receipt requested, postage prepaid, to Lessor's principal office set forth at the beginning of this Lease.

      30. Covenant of Quiet Enjoyment. So long as Lessee observes and performs the covenants and agreements contained herein to be observed and performed by Lessee, Lessor covenants and agrees that Lessee shall at all times during the term of this Lease peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

      31. Subordination and Attornment. (a) This Lease shall be subordinate to the right, title and interest of any lender or other party holding a security interest in or a lien upon the Premises under any and all mortgage instruments or deeds to secure debt presently encumbering the Premises or the Building and to any and all other deeds to secure debt or mortgage instruments hereafter encumbering the Premises or the Building. Lessee shall at any time hereafter, on demand of Lessor or the holder of any such deed to secure debt or mortgage instrument, execute any instruments which may reasonably be required by such party for the purpose of evidencing the subordination of this Lease to the lien or security interest of such party.

      (b) The following provisions shall be applicable to the subordinations provided under subparagraph (a) above: (i) Lessor agrees to use its best efforts following full execution and delivery of this Lease to obtain from its present lender a nondisturbance agreement providing that, in the event the deed to secure debt or mortgage instrument is foreclosed, Lessee's possession of the Premises shall not be disturbed so long as no Event of Default shall have occurred and is continuing and so long as Lessee continues to comply with the terms of this Lease (a "Nondisturbance Agreement"); and (ii) as to any deed to secure debt or mortgage instrument that is placed against the Premises or the Building after the date of this Lease, the foregoing subordination shall not be effective unless the holder of such deed to secure debt or mortgage instrument shall execute and deliver to Lessee a Nondisturbance Agreement.

      (c) Lessee shall, upon demand, at any time or times, execute, acknowledge and deliver to Lessor or the holder of any such instruments or deeds to secure debt, without expense, any and all documents that may be necessary to make this Lease superior to the lien of any of the same.

      (d) If the holder of any of said instruments or deeds to secure debt shall hereafter succeed to the rights of Lessor under this Lease, Lessee shall, at the option of such holder or a purchaser at any foreclosure or sale under power, attorn to and recognize such successor as Lessee's landlord under this Lease. Lessee shall promptly execute, acknowledge and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this

Lease shall continue in full force and effect as a direct lease between each successor Lessor and Lessee, subject to all of the terms, covenants and conditions of this Lease.

      (e) If Lessee fails at any time to execute, acknowledge and deliver any of the documents provided for by this Paragraph within ten (10) days after Lessor's notice so to do, in addition to the remedies allowed by Paragraph 13 hereof, or otherwise, Lessor may execute, acknowledge and deliver any and all such documents as the attorney-in-fact of Lessee in its name, place and stead and Lessee hereby appoints Lessor, its successors and assigns as such attorney-in-fact, such power of attorney being coupled with an interest and being irrevocable by death, dissolution or merger of Lessee.

      32. Estoppel Certificate. At any time and from time to time, Lessee, on or before the date specified in a request therefor made by Lessor, which date shall not be earlier than ten (10) days from the making of such request, shall execute, acknowledge and deliver to Lessor a certificate evidencing whether or not (i) this Lease is in full force and effect; (ii) this Lease has been amended in any way; (iii) there are any existing defaults on the part of Lessor hereunder, to the knowledge of Lessee, and specifying the nature of such defaults, if any; (iv) the date to which rent and other amounts due hereunder, if any, have been paid; and (v) such other matters requested by Lessor. Each certificate delivered pursuant to this Paragraph may be relied on by any prospective purchaser of the Building or transferee of Lessor's interest hereunder or by any holder or prospective holder of any mortgage instrument or deed to secure debt now or hereafter encumbering the Building.

      33. Governmental Regulations. Lessee agrees, at its sole expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's use or occupancy of the Premises. Lessor agrees to promptly comply with any such requirements if not made necessary by reason of Lessee's use or occupancy of the Premises. It is mutually agreed, however, between Lessor and Lessee, that if in order to comply with such requirements the cost to Lessor or Lessee, as the case may be, shall exceed a sum equal to one (1) year's Base Rent under this Lease at the time compliance is required, then the party who is obligated to comply with such requirement is entitled to terminate this Lease by giving written notice of termination to the other party, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by the party giving such notice, unless the party receiving such notice of termination shall, before the termination becomes effective, pay to the party giving notice all costs of compliance in excess of one (1) year's Base Rent, or secure payment of said sum in a manner satisfactory to the party giving notice.

      34. Relocation. Lessor shall have the right from time to time to designate any other space in the Building to be occupied by Lessee in lieu of the Premises, provided that said other space is of substantially equal size and area. Lessor shall be responsible for the reasonable costs and expenses related to Lessee's move as well as the expense of any renovation or alterations necessary to make the new space substantially conform to layout and appointment with the original Premises.

      35. Successors and Assigns. The provisions of this Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors, heirs, legal representatives and assigns, subject, however, in the case of Lessee, to the restrictions on assignment and subletting contained in this Lease.

      36. Limitation of Liability. Lessor's obligations and liability to Lessee with respect to this Lease shall be limited solely to Lessor's interest in the Building, and neither Lessor, nor any joint venturer, partner, officer, director or shareholder of Lessor or any of the joint venturers of Lessor shall have any personal liability whatsoever with respect to this Lease.

      37. Agent's Commission. (a) The Agent shall be entitled to receive a commission in the amounts, and upon the terms and conditions, contained in a commission agreement between Lessor and Agent.

      (b) Lessee warrants and represents to Lessor that, except as set forth above, no other party is entitled, as a result of the actions of Lessee, to a commission or other fee resulting from the execution of this Lease; and in the event Lessee extends or renews this Lease, or expands the Premises, and Agent is entitled to a commission under the above-referenced commission agreement, Lessee shall pay all commissions and fees payable to any party (other than Agent) engaged by Lessee to represent Lessee in connection therewith. Lessor warrants and represents to Lessee that, except as set forth above, no other party is entitled, as a result of the actions of Lessor, to a commission or other fee resulting from the execution of this Lease. Lessor and Lessee agree to indemnify and hold each other harmless from any loss, cost, damage or expense (including reasonable attorneys' fees) incurred by the nonindemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

      (c) The Agent is representing Lessee in connection with this Lease, and is not representing Lessor. Employees of Lessor or its affiliates are representing Lessor and are not representing Lessee.

      (d) The parties acknowledge that a general partner of Lessor or of one of the sub-partnerships of Lessor, and/or other officers, directors, shareholders, or partners of Lessor or such sub-partnerships, are licensed real estate brokers and/or salesmen under the laws of the State of Georgia. Lessee consents to such parties acting in such dual capacities.

      38. Rules and Regulations. Lessee accepts the Premises subject to and hereby agrees with Lessor to abide by the Rules and Regulations attached to this Lease and incorporated herein by reference, together with such additional Rules and Regulations or amendments thereto as may hereafter from time to time be reasonably established by Lessor, and such additions or amendments shall be binding on Lessee upon receipt of same by Lessee.

      39. Hazardous Substances. Lessee covenants and agrees that it shall not cause or permit any Hazardous Substances (as hereinafter defined) to be generated, used, treated, stored, released or disposed of in, on, at, or under the Premises, the Building or the Land without Lessor's prior written consent. Lessee further covenants and agrees to indemnify Lessor for any loss, cost, damage, liability or expense (including, without limitation, attorneys' fees), as well as environmental impairment damages, that Lessor might ever incur because of Lessee's failure to comply with the provisions of the immediately preceding sentence, this indemnification to survive the expiration or other termination of this Lease. For the purposes of the Paragraph 39, Hazardous Substances shall mean and refer to (i) all those substances, elements, materials, compounds or wastes defined or classified as hazardous or restricted under (A) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations, (B) the Resource Conservation and Recovery Act of 1976, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations,
(C) the Toxic Substances Control Act, as amended from time to time, the regulations promulgated thereunder and analogous state statutes and regulations; and (ii) petroleum products, including, without limitation, waste oils; and
(iii) "asbestos," as defined in 29 C.F.R. Sec. 1910.1001 et seq. (or analogous regulations promulgated under the Occupational Safety and Health Act of 1970, as amended from time to time, and the regulations promulgated thereunder); and (iv) "PCBs," as defined in 40 C.F.R. Sec. 761 et seq., and "TCDD," as defined in 40 C.F.R. Sec. 775 et seq. (or in either case analogous regulations promulgated under the Toxic Substances Control Act, as amended from time to time); and (v) any other substance, element, material or compound defined or restricted as a hazardous, toxic, radioactive or dangerous substance, material or waste by the Environmental Protection Agency or by any other ordinance, statute, law, code, or regulation of any federal, state or local governmental entity or any agency, department or other subdivision thereof, whether now or later enacted, issued, or promulgated.

      40. Miscellaneous. Time is of the essence of this Lease. This Lease contains the entire agreement of Lessor and Lessee and no representations or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee of any obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof. If any clause or provision of this Lease is illegal, invalid or unenforceable under applicable present or future laws or regulations effective during the term of this Lease, the remainder of this Lease shall not be affected. In lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical as may be possible and as may be legal, valid and enforceable. This Lease shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia. Neither this Lease, nor any memorandum of this Lease or reference hereto, shall be recorded by Lessee without Lessor's consent endorsed hereon. Lessor shall be excused from the performance of any of its obligations under this Lease for the period of any delay resulting from any cause beyond its control, including, without limitation, all labor disputes, governmental regulations or controls, fires or other casualties, inability to obtain any material or services or acts of God. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

      41. Special Stipulations. In the event any Special Stipulations are attached to this Lease the terms thereof shall control in the event of a conflict between the provisions of this lease and the provisions thereof.

      42. Guaranty. Intentionally deleted.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed, under seal, in their respective names and on their behalf by their duly authorized officials, the day and year indicated below.


                        Lessor:

                        ASC NORTH FULTON ASSOCIATES JOINT VENTURE

                        By:  Anderson & Senkbeil/Hembree Joint Venture

                              By: Anderson/Hembree Park Partners, Ltd., a
                                  Georgia limited partnership, joint venturer


                        By: ________________________(SEAL)
                            General Partner


                        Date of Execution by Lessor:

                        ____________________________


                        Lessee:

                        (Corporate Execution):

                        MICROSOUTH, INC.


                        By: ____________________________
                            President

                        Attest: ________________________
                                Secretary



                        (CORPORATE SEAL)

                        Date of Execution by Lessee:

                        ________________________________

                                   EXHIBIT "B"

      All that tract or parcel of land lying and being in Land Lot 522 of the 1st District, 2nd Section, Fulton County, Georgia, and being more particularly described as follows:

      Starting at the northwestern corner of Land Lot 522, proceeding thence South 00(degrees) 24' 52" West, a distance of 40.02 feet to an iron pin found, being the POINT OF BEGINNING; thence North [ILLEGIBLE](degrees) 45'
52" East, a distance of 165.44 feet to a point; thence along the arc of a 7,476.62' radius curve an arc distance of 350.44 feet to an iron pin found (said arc being subtended on its southerly side by a chord, bearing South 89(degrees) 53' 34" East, with a length of 350.40 feet); thence along the arc of a 7,476.62' radius curve an arc distance of 311.69 feet to an iron pin found (said arc being subtended on its southerly side by a chord, bearing South 87(degrees) 21' 21" East, with a length of 311.67 feet); thence South 00(degrees) 24' 52" West, a distance of [ILLEGIBLE] feet to an iron pin found; thence North 89(degrees) 47' 00" West; a distance of 427.20 feet to a point; thence North 00(degrees) 24' 52" East, a distance of [ILLEGIBLE] feet to the POINT OF BEGINNING, said tract of Land being shown on that certain Boundary Survey for Alpha/Booker, dated November 17, 1981, updated June 21, 1982, by Benchmark Engineering Corporation, Dennis [ILLEGIBLE], Georgia Registered Land Surveyor No. 1873.

      Together with all rights under that certain Easement from Kingswood I. to
J. W. Booker, dated November 25, 1981, recorded in Deed Book 8014, page 194, Fulton County, Georgia Records; together with all rights created under that certain Easement from Goodman Realty and Mortgage Company, et. al., in favor of
J. W. Booker, dated April 19, 1982, recorded in Deed Book 8114, page 281, Fulton County, Georgia Records; and together with any interest of John W. Booker in and to the following described real estate.

      Starting at the northwest corner of Land Lot 522, being the POINT OF BEGINNING; thence North 88(degrees) 45' 52" East, a distance of 164.29 feet to a point; thence along the arc of a 7,516.62' radius curve; an arc distance of
351.58 feet to a point (said arc being subtended on its southerly side by a chord, bearing South 89(degrees) 53' 44" East, with a length of 351.55 feet); thence along the arc of a 7,516.62' radius curve, an arc distance of 311.69 feet to a point (said arc being subtended on its southerly side by a chord, bearing South 87(degrees) 22' 04" East, with a length of 311.67 feet); thence South 00(degrees) 24' 52" West, a distance of 40.07 feet to an iron pin found; thence along the arc of a 7,476.62' radius curve, a distance of 311.69 feet to an iron pin found (said arc being subtended on its southerly side by a chord, bearing North 87(degrees) 21' 21" West, with a length of 311.67 feet); thence northwesterly along the arc of a 7,476.62' radius curve, an arc distance of
350.44 feet, to a point (said arc being subtended on its southerly side by a chord, bearing North 89(degrees) 53' 34" West, with a length of 350.40 feet); thence South 88(degrees) 45' 52" West, a distance of 165.44 feet to an iron pin found, thence North 00(degrees) 24' 52" East, a distance of 40.02 feet to the POINT OF BEGINNING.

                                                              BOOK 8209 PAGE 877

                             ACCEPTANCE OF PREMISES

Lessee:   ________________________________________________________

Lessor:   ________________________________________________________

Date Lease Signed: _______________________________________________

Term of Lease: _______________________________ Months

Address of Leased Premises: Suite ____________ containing

approximately ______________ square feet, located at _____________

__________________________________________________________________

Commencement Date: _______________________________________________

Expiration Date: _________________________________________________


The above described premises are accepted by Lessee as suitable for the purpose for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has been received from Lessor ________ number of keys to the leased premises. It is understood that there is a punch list which will be completed after move-in and will be an exhibit to the Tenant Estoppel.


LESSEE

__________________________________        WITNESS
     (Type Name of Lessee)


By _______________________________        _______________________________
          (Signature)                             (Signature)

__________________________________        _______________________________
     (Type Name and Title)                        (Company)



                                   EXHIBIT "C"

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

      1. Sign Display. Lessor will provide at Lessee's expense signage for the Premises. Such signage will be coordinated throughout the park for uniformity and attractiveness. No sign, tag, label, picture, advertisement or notice shall be displayed, distributed, inscribed, painted or affixed by Lessee on any part of the outside or inside of the Building or of the Premises without the prior written consent of Lessor.

      2. Drives and Parking Areas. All parking shall be within the property boundaries and within marked parking spaces. There should be no on-street parking and at no time shall any lessee obstruct drives and loading areas intended for the use of all lessees. The drives and parking areas are for the joint and non-exclusive use of lessor's lessees, and their agents, customers and invitees, unless specifically marked. In the event Lessee, its agents, customers and/or invitees use a disportionate portion of the parking, Lessor shall have the right to restrict Lessee, its agents, customers and/or invitees to certain parking areas. Lessee shall not permit any fleet trucks to park overnight in the Building's parking areas.

      3. Storage and Loading Areas. Unless specifically approved by Lessor in writing, no materials, supplies or equipment shall be stored anywhere except inside the Premises. Trash receptacles may not be placed in the service areas except by Lessor. If Lessor does not supply trash receptacles, Lessee shall furnish its own receptacles, and shall place such receptacles in a location designated by Lessor.

      4. Locks. No additional locks, other than landlord approved entry systems, shall be placed on the doors of the Premises by Lessee nor shall any existing locks be changed unless Lessor is immediately furnished with two keys thereto. Lessor will, without charge, furnish Lessee with two keys for each lock on the entrance doors when Lessee assumes possession, with the understanding that at the termination or expiration of the term of the Lease the keys shall be returned.

      5. Contractors and Service Maintenance. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Premises for Lessee to Lessor for its approval and supervision before performance of any service. This provision shall apply to all work performed in the Building, including, but not limited to, installation of electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

      6. Lodging. No Lessee shall at any time occupy any part of the Building as sleeping or lodging quarters.

      7. Regulation of Operation and Use. Lessee shall not place, install or operate on the Premises or in any part of Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics or any other flammable, explosive or hazardous material without the prior written consent of Lessor. The foregoing shall not prohibit the use of microwave ovens.

      8. Window Coverings. Windows facing the Building exterior shall at all times be wholly clear and uncovered (except for such blinds or curtains or other window coverings Lessor may provide or approve) so that a full unobstructed view of the interior of the Premises may be had from outside the Building.

      9. Modifications. Lessor shall have the right from time to time to modify, add to or delete any of these Rules and Regulations at Lessor's reasonable discretion, provided that any changes are uniformly applied to all lessees, and do not materially interfere with the conduct of Lessee's business at the Premises.

                                   EXHIBIT "E"

                              SPECIAL STIPULATIONS

1. EXPANSION PROVISION. In the event Lessee find it necessary to expand its operations and requires at least 50% more rentable area than is contained in the Premises, Lessor agrees to work in good faith to help Lessee locate to other premises meeting these space requirements owned by Lessor within Hembree Park. If Lessor does not have appropriate space within Hembree Park, Lessor will endeavor to relocate Lessee to any other facility owned by Lessor or a company affiliated with Lessor within a one-mile radius of the Premises. The rental for the new space shall be then market rent for space of similar size, quality and finish with Hembree Park. The expansion shall otherwise be on terms mutually acceptable to Lessor and Lessee. In no event shall Lessor be required to terminate this Lease in order to relocate Lessee to any place other than another building owned by Lessor an affiliated company, as described above.

2. RENEWAL OPTION. If, at the end of the primary term of this Lease, Lessee is not in default in any of the terms, conditions or covenants of the Lease, Lessee, but not any assignee or subtenant of Lessee, is hereby granted an option to renew this Lease for an additional term of thirty-six
      (36) months upon the same terms and conditions contained in this Lease with the following exceptions:

      A. The renewal option term will contain no further renewal options unless expressly granted by Lessor in writing; and

      B. In no event shall the base rent for the 1st year of the renewal term exceed 1.04% of the base rent as stated in Paragraph 3 of the Lease.

      If Lessee desires to renew this Lease, Lessee will notify Lessor of its intention to renew no later than six (6) months prior to the expiration date of this Lease; Lessor shall, within the next fifteen days, notify Lessee in writing of the proposed renewal rate and the Lessee shall, within the next fifteen days following receipt of the proposed rate, notify the Lessor in writing, of its acceptance or rejection of the proposed rental rate.

3. Lessor and Lessee agree that allowances for taxes and assessments and insurance are included in the Base Rental Rate of $4.00 per square foot. The allowance for taxes and assessments shall be $0.45 per square foot annually and insurance shall be $0.03 per square foot annually.

4. Lessor and Lessee agree that the estimate for CAM charges (Common Area Maintenance) shall be $.25 per square foot annually. The estimated increase for the CAM charges for the next calendar years following the Base Year shall not exceed 10% annually from the previous year charges.

5. Lessor agrees to provide a nine (9) month warranty on repairs and maintenance for heating, ventilation and air conditioning equipment.

6. SUBLETTING AND ASSIGNMENT. The consideration paid to the Lessor in excess of Lessee's obligation from subletting or assignment will first apply to the cost of procuring such assignment or transfer, which shall include, but not limited to, reasonable brokerage fees, legal fees and the cost of improvements made for the subtenant.

8. GOVERNMENTAL REGULATIONS. In the event that any legally constituted public authority requires the protection of a fire wall between the warehouse and office areas of the Premises, then Lessor agrees, at its sole expense to comply with this requirement.

                            FIRST AMENDMENT TO LEASE


      THIS FIRST AMENDMENT TO LEASE, dated as of the 9th day of January, 1995 by and between ASC NORTH FULTON ASSOCIATES JOINT VENTURE, a Georgia joint venture, comprised of New England Mutual Life Insurance Company, a Massachusetts corporation, and Anderson & Senkbeil/Hembree Joint Venture, a Georgia joint venture, as its sole joint venture partners ("Lessor"), and MICROSOUTH, INC., a Delaware Corporation ("Lessee").

      WHEREAS, Lessor and Lessee entered into that certain Lease dated April 13, 1992, covering certain real property at 645 Hembree Parkway, Suite J, Roswell, Fulton County, Georgia being approximately 10,447 square feet of office/warehouse space.

      WHEREAS, Lessor and Lessee wish to amend the Lease hereinafter provided;

      NOW THEREFORE, for and in consideration of the premises, the sum of Ten Dollars ($10.00) cash in hand party to the other and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      A.    TERM

            The lease term is hereby extended for an additional three (3) year period beginning May 1, 1995 and ending April 30, 1998.

      B.    RENTAL

            The rental as specified in Paragraph 3.01, shall be amended as follows:

                  5/1/95 to 4/30/96 - $3,621.63 per month (4.16 SF)
                  5/1/96 to 4/30/97 - $3,769.63 per month (4.33 SF)
                  5/1/97 to 4/30/98 - $3,917.63 per month (4.50 SF)

            This monthly rental shall be paid under the same terms and conditions as specified in the original lease agreement, being the first day of each month.

      C.    LANDLORD IMPROVEMENTS

            It is understood that there will be no Landlord Improvements.

      D.    CANCELLATION OPTION

            Tenant shall have option to cancel at the end of the first 12-month period with the following conditions:

            1) Landlord will receive 120 days prior written notice of Lessee's intent to cancel.

First Amendment to Lease
Microsouth, Inc.
Page two


      All other terms, provisions and covenants of the lease dated April 13, 1992 shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed, under seal, in their respective names and on their behalf by their duly authorized officers, on the day and year set forth above.

LESSEE:                                 LESSOR:
MICROSOUTH, INC.                        ASC NORTH FULTON ASSOCIATES
                                        JOINT VENTURE

By:     /s/ Tom Woolsey                 By:  Anderson & Senkbeil/Hembree Joint
        -------------------------            Venture
Title:    President
        -------------------------

Attest: /s/ [ILLEGIBLE] S. Richardson   By:  Anderson/Hembree Park Partners,
        -------------------------            Ltd., a Georgia limited
Title:  Office Manager                       partnership, joint venturer
        -------------------------
          (CORPORATE SEAL)

                                        By:  /s/ Thomas D. Senkbeil
                                             -------------------------
                                             Thomas D. Senkbeil